Exhibit 99.24

IN THE UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF ARIZONA

In re:	)	CASE NO.	2-05-BK-17104-RTB
)
THREE-FIVE SYSTEMS, INC.	)	BUSINESS AND INDUSTRY
	)	MONTHLY OPERATING REPORT
)
	)	MONTH OF	August-06
)
	)	DATE PETITION FILED:	08-Sep-05
Debtor	)
	)	TAX PAYER ID NO. :	86-0654102

Nature of Debtor's Business: TFS provides specialized electronics manufacturing service to original equipment manufacturers.

DATE DISCLOSURE STATEMENT FILED		1/6/2006
DATE PLAN OF REORGANIZATION FILED		1/6/2006

I CERTIFY UNDER PENALTY OF PERJURY THAT THE FOLLOWING MONTHLY OPERATING REPORT AND
THE ACCOMPANYING ATTACHMENTS ARE TRUE AND CORRECT TO THE BEST OF MY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Carl H. Young, III		Chief Restructing Officer
ORIGINAL SIGNATURE OF RESPONSIBLE PARTY		TITLE

Carl H. Young, III		11/6/2006
PRINTED NAME OF RESPONSIBLE PARTY		DATE

PREPARER:

/s/ Carl H. Young, III		Chief Restructing Officer
ORIGINAL SIGNATURE OF PREPARER		TITLE

Carl H. Young, III		11/6/2006
PRINTED NAME OF PREPARER		DATE

PERSON TO CONTACT REGARDING THIS REPORT:		Carl H. Young, III

PHONE NUMBER:		480-607-2628

ADDRESS:		7702 E Doubletree Ranch Rd.
Suite 300
Scottsdale AZ 85258

FILE ORIGINAL REPORT ELECTRONICALLY WITH THE COURT, FILE PAPER COPY WITH U.S. TRUSTEE'S OFFICE

				CURRENT MONTH"S
Case Number: 2-05-BK-17104-RTB				RECEIPTS AND DISBURSEMENTS

	BANK ACCOUNTS
	SVB Operating	B of A DIP	B of A DIP	Payroll	Tax	Total
	#	Checking	Money Market	#	#

Balance at Beginning of Period		136,008.13	4,558,540.38			4,694,548.51

RECEIPTS
Cash Sales
Accounts Receivable
Interest Income			7,746.01			7,746.01
Loans and Advances
Sale of Assets
Transfers from Other DIP Accounts		300,000.00	150,000.00			450,000.00
Other (attach list)		119,709.53				119,709.53

TOTAL RECEIPTS		419,709.53	157,746.01			577,455.54

DISBURSEMENTS
Business - Ordinary Operations		56,927.20				56,927.20
Capital Improvements
Pre-Petition Debt
Transfers to Other DIP Accounts		150,000.00	300,000.00			450,000.00
Other (attach list)

Reorganization Expenses:
Attorney Fees
Accountant Fees
Other Professional Fees		325,111.94				325,111.94
U. S. Trustee Quarterly Fee
Court Costs

TOTAL DISBURSEMENTS		532,039.14	300,000.00			832,039.14

Balance at End of Month (See Note Below)		23,678.52	4,416,286.39			4,439,964.91
*Information provided above should reconcile with balance sheet and income statement amounts
DISBURSEMENTS FOR CALCULATING QUARTERLY FEES:
Total Disbursements From Above						832,039.14
Less: Transfers to Other DIP Accounts						450,000.00
Plus: Estate Disbursements Made by Outside Sources (payments from escrow; 2-party check; etc.)
Total Disbursements for Calculating Quarterly Fees						382,039.14

Balance at End of month excludes the following: Miscellaneous cash of $0.79.

THREE-FIVE SYSTEMS, INC.
See Notes to Financials for additional information.
YTD 8/31/2006

TFS Corp 8/31/06

Income Statement (Totals may not add due to rounding.)

Net Sales	0
Total Cost of Sales	0
Gross Margin	0
Total SG&A	1,930,575
Post Petition Adjustments	13,227,071
Loss (Gain) on Sale of Assets	(61,123)
Total Operating Expenses	15,096,522
Operating Income (Loss)	(15,096,522)
Interest Income	237,244
Other Income	14,257
Interest & Other Inc/(Exp)	251,501
Profit (Loss) Before Tax	(14,845,021)
Income Taxes	(255)
Net Income (Loss)	(14,844,766)

Balance Sheet (Unaudited) Totals may not add due to rounding.

YTD 8/31/2006

TFS Corp 8/31/06

ASSETS

CASH AND CASH EQUIVALENT	4,439,966
ACCOUNTS RECEIVABLE PRE	47,378
ACCOUNTS RECEIVABLE POST	50,204
INTERCO RECEIVABLE-TFS DI	1,997,189
INTERCO RECEIVABLE-REDMOND	1,850,330
INTERCO - TFS EMS POST FILING	(1,686)
OTHER CURRENT ASSETS	706,278

TOTAL CURRENT ASSETS	9,089,658

NET FIXED ASSETS	0

OTHER ASSETS	2,224,927
INVESTMENT TFS DI	100
TOTAL ASSETS	11,314,684

Balance Sheet (Unaudited) Totals may not add due to rounding.

LIABILITIES & EQUITY

ACCOUNTS PAYABLE PRE	5,372,005
ACCOUNTS PAYABLE POST	543,172
OTHER ACCRUED LIABILITIES PRE	101,744
OTHER ACCRUED LIABILITIES POST	27,283

TOTAL CURRENT LIABILITIES	6,044,204

TOTAL LONG-TERM LIABILITIES	0

TOTAL LIABILITIES	6,044,204

STOCKHOLDER'S EQUITY:
COMMON STOCK OUTSTANDING	219,958
TREASURY STOCK	(1,170,526)
ADDITIONAL PAID-IN CAPITAL	201,071,985
RETAINED EARNINGS-CURRENT	(14,844,766)
RETAINED EARNINGS-PRIOR	(180,006,170)

TOTAL STOCKHOLDER'S EQUITY	5,270,481

TOTAL LIABILITIES & EQUITY	11,314,684

Notes to Financial Statements
Three-Five Systems, Inc.
As of August 31, 2006

The financial statements of Three-Five Systems, Inc. included herein are prepared to report business activity to the U S Bankruptcy Court for the District of Arizona (Court) using Court- prescribed formats, are not audited, are not prepared using GAAP, do not represent the consolidated TFS entity, do not include all GAAP-required disclosures, and should not be relied upon for investment decisions.

Three-Five Systems, Inc. (TFS) sold all of its operating divisions, income producing facilities, equipment, and inventories in the calendar year 2005 and on September 8, 2005 filed for protection of the Court under Chapter 11.  Subsequently, on August 30, 2006, its Joint Plan of Reorganization (Plan) was approved and became effective on September 11, 2006.  The Plan provided, among other things, for retention by its shareholders of 100% of their shares.  Consequently, TFS does not qualify for “Fresh Start” accounting as defined in SOP 90-7.  Readers are directed to http/www.cptgroup.com for a complete copy of the Plan, Disclosure Statement, and other relevant disclosures of activity of TFS.

In August, 2006, TFS wrote down its investment in its TFS Electronics Manufacturing Services subsidiary (EMS) from $13.1 million to its estimated realizable value of $1.8 million due to the final order of the Court issued in August, 2006.  EMS filed for bankruptcy separately from TFS on August 16, 2005, also in U S Bankruptcy Court for the District of Arizona.  Its Plan of Reorganization (EMS Plan) was approved September 12, 2006 and became effective September 22, 2006.  The EMS Plan provided, among other things, for $3.125 million to be distributed to its Unsecured Creditors, approximately $1.7 million cash and $.1 million in accounts receivable to be distributed to TFS, and cash reserves to be retained by the EMS liquidation trust (Trust) formed to pay final administrative claims and complete the wind down and dissolution of EMS.  Additionally, EMS’s interest in a lawsuit against a former vendor and customer were assigned to the TFS.  No value has been assigned to this suit due to its contingent nature.  An

As a result of a final order by the Court approving a Global Settlement in August, 2006, TFS forfeited a rental deposit of $600,000 made to guarantee real estate rentals for EMS.

On the effective date TFS had approximately $8.2 million in unduplicated claims, most of which were not finally agreed to by the company and to which further objections would be made prior to ultimate acceptance of an agreed claim.  Several of the largest claims are subject to litigation and their ultimate resolution could materially affect the financial condition of TFS.

TFS has an investment of $2 million in TFS-DI, a wholly owned subsidiary, which is subject to litigation and compromise.  TFS has filed suit in U S Bankruptcy Court against a party to a contract alleging among other things breach of contract.  The defendant has filed a counter claim for $5.5 million which TFS denies.  However, TFS and TFS-DI together have recorded liabilities of $4.5 million for note payments to and inventory purchases from the defendant.  The outcome of this litigation cannot be predicted, and could materially affect the final cash distributions.  This claim for $5.5 million is the largest claim included in the total $8.2 million in claims.

Subsequently, on September 21, 2006, TFS made its first cash distribution to its unsecured creditors amounting to $655,000 (approx).  This distribution represented 43% of the undisputed, agreed upon, and allowed claims at the time.  Future distributions, if any, will be subject to availability of cash, status of allowed claims, administrative expenses, and results of litigation.

Case Number: 2-05-17104-RTB		STATUS OF ASSETS
*Information provided on this page should reconcile with balance sheet amounts
ACOUNTS RECEIVABLE	TOTAL	0-30 Days	31-60 Days	60+ Days
Total Accounts Receivable	97,581.06	30,204.86	2,049.15	65,327.05
Less Amount Considered Uncollectible	0.00	0.00
Net Accounts Receivable	97,581.06	30,204.86	2,049.15	65,327.05

DUE FROM INSIDER
Schedule Amount	N/A
Plus: Amount Loaned Since Filing Date
Less: Amount Collected Since Filing Date
Less: Amount Considered Uncollectible
Net Due From Insiders

INVENTORY
Beginning Inventory	N/A
Plus: Purchases
Less: Cost of Goods Sold
Ending Inventory

Date Last Inventory was taken:	N/A

FIXED ASSETS	SCHEDULE AMOUNT	ADDITIONS	DELETIONS	CURRENT AMOUNT
Real Property
Buildings
Accumulated Depreciation
Net Buildings
Equipment	0.00		0.00	0.00
Accumulated Depreciation	0.00		0.00	0.00
Net Equipment	0.00	0.00	0.00	0.00
Autos/Vehicles
Accumulated Depreciation
Net Autos/Vehicles

Provide a description of fixed assets added or deleted during the reporting period; include the date of Court order:

Case Number: 2-05-BK-17104-RTB		STATUS OF LIABILITIES
		AND SENSITIVE PAYMENTS
*Information provided on this page should reconcile with balance sheet and disbursement detail amounts
POST-PETITION LIABILITIES	TOTAL	0-30 Days	31-60 Days	61-90 Days	91+ Days
Accounts Payable - Excluding Professional	10,439	8,295	982	1,162	0
Taxes Payable	0
Notes Payable	0
Professional Fees Payable	532,733	288,235	43,668	39,632	161,199
Secured Debt	0
Other Accrued - Post Petition	27,283	27,283

Total Post-Petition Liabilities	570,456	323,814	44,650	40,793	161,199
*DEBTOR MUST ATTACH AN AGED ACCOUNTS PAYABLE LISTING

PAYMENTS TO INSIDERS AND PROFESSIONALS

Insiders
Name	Reason for Payment		Amount Paid this Month	Total Paid to Date
SEE ATTACHED	Payroll and Expense Reimbursement		34,325.10	439,947.42

Total Payments to Insiders

Professionals
Name	Date of Court Order Authorizing Payment	Amount Aproved	Amount Paid this Month	Total Paid to Date
SEE ATTACHED	10/26/2005		325,111.94	3,070,576.88

Total Payments to Professionals

THREE-FIVE SYSTEMS, INC.
CHECK/RECEIPTS DETAIL
August 2006

Date	Name	Further Description	Paid Amount	Bank	Pay/Rcpt/Tfr	Pre/Post

08/02/2006	BENTOVIM	Board Calls July 2006	(1,000.00)	B of A Checking	Pay	Post
08/02/2006	CHAVOUSTIE	Board Calls July 2006	(500.00)	B of A Checking	Pay	Post
08/02/2006	GOLDMAN	Board Calls July 2006	(1,000.00)	B of A Checking	Pay	Post
08/02/2006	HIRVELA	Board Calls July 2006	(1,000.00)	B of A Checking	Pay	Post
08/02/2006	MALMBERG	Board Calls July 2006	(500.00)	B of A Checking	Pay	Post
08/02/2006	SILVESTRI	Board Calls July 2006	(1,000.00)	B of A Checking	Pay	Post
08/02/2006	WERNER	Board Calls July 2006	(1,000.00)	B of A Checking	Pay	Post
08/16/2006	BENTOVIM	Board Calls August 2006	(500.00)	B of A Checking	Pay	Post
08/16/2006	GOLDMAN	Board Calls August 2006	(500.00)	B of A Checking	Pay	Post
08/16/2006	MALMBERG	Board Calls August 2006	(500.00)	B of A Checking	Pay	Post
08/16/2006	SALTICH	expense reimbursement	(102.00)	B of A Checking	Pay	Post
08/16/2006	SILVESTRI	Board Calls August 2006	(500.00)	B of A Checking	Pay	Post
08/16/2006	WERNER	Board Calls August 2006	(500.00)	B of A Checking	Pay	Post
08/10/2006	Jack Saltich	Payroll	(12,861.55)
08/24/2006	Jack Saltich	Payroll	(12,861.55)

		Total for current month	(34,325.10)

		Jul-06	(25,825.51)
		Jun-06	(49,188.80)
		May-06	(25,827.29)
		Apr-06	(25,814.48)
		Mar-06	(31,765.13)
		Feb-06	(30,024.39)
		Jan-06	(39,368.08)
		Dec-05	(52,158.18)
		Nov-05	(44,835.62)
		Oct-05	(53,875.91)
		Sep-05	(26,938.93)
		TOTAL TO DATE	(439,947.42)

THREE-FIVE SYSTEMS, INC.
CHECK/RECEIPTS DETAIL
August 2006

Date	Name	Further Description	Paid Amount	Bank	Pay/Rcpt/Tfr	Pre/Post

08/02/2006	BAKERMCKEN	80% fees & 100% expenses June 2006	(4,614.52)	B of A Checking	Pay	Post
08/02/2006	JENNINGS	80% fees & 100% expenses June 2006	(30,782.60)	B of A Checking	Pay	Post
08/15/2006	SQUIRE	80% fees & 100% expenses June 2006	(92,734.00)	B of A Checking	Pay	Post
08/21/2006	BRIDGE	80% fees & 100% expenses June 2006	(64,979.59)	B of A Checking	Pay	Post
08/21/2006	SQUIRE	80% fees & 100% expenses July 2006	(60,943.41)	B of A Checking	Pay	Post
08/28/2006	BRIDGE	80% fees & 100% expenses July 2006	(68,711.00)	B of A Checking	Pay	Post
08/29/2006	BAKERMCKEN	80% fees & 100% expenses July 2006	(2,346.82)	B of A Checking	Pay	Post

	Total for current month		(325,111.94)

	Jul-06		(183,242.05)
	Jun-06		(259,913.46)
	May-06		(285,834.39)
	Apr-06		(416,473.71)
	Mar-06		(293,077.14)
	Feb-06		(200,816.54)
	Jan-06		(143,005.38)
	Dec-05		(724,190.95)
	Nov-05		(238,911.32)
	Oct-05		0.00
	Sep-05		0.00
	TOTAL TO DATE		(3,070,576.88)

Case Number: 2-05-BK-17104-RTB			CASE STATUS

QUESTIONAIRE
			YES	NO
1. Have any funds been disbursed from any accounts other than a Debtor-in-Possession account?				X
2. Are any post-petition receivables (accounts, notes or loans) due from related parties?			X
3. Are any wages past due?				X
4. Are any U. S. Trustee quarterly fees delinquent?				X

Provide a detailed explaination of any "YES" answers to the above questions: (attach additional sheets if needed)
2. TFS EMS Payroll is paid out of corporate. Payroll advances are normally repaid on a monthly basis.

Current number of employees:	2

INSURANCE
Carrier & Policy Number	Type of Policy	Period Covered	Payment Amount & Frequency
See attached.

What steps have been taken to remedy the problems which brought on the chapter 11 filing?
Plan of reorganization filed January 6, 2006. Plan of reorganization approved and effective September 11, 2006

Identify any matters that are delaying the filing of a plan of reorganization:
None

THREE-FIVE SYSTEMS, INC.
CHECK/RECEIPTS DETAIL
August 2006

Type	Num	Date	Name	Further Description	Paid Amount	Bank	Pay/Rcpt/Tfr	Pre/Post

Bill Pmt -Check	WIRE	08/02/2006	BAKERMCKEN	80% fees & 100% expenses June 2006	(4,614.52)	B of A Checking	Pay	Post
Bill Pmt -Check	WIRE	08/02/2006	JENNINGS	80% fees & 100% expenses June 2006	(30,782.60)	B of A Checking	Pay	Post
Bill Pmt -Check	WIRE	08/15/2006	SQUIRE	80% fees & 100% expenses June 2006	(92,734.00)	B of A Checking	Pay	Post
Bill Pmt -Check	WIRE	08/21/2006	BRIDGE	80% fees & 100% expenses June 2006	(64,979.59)	B of A Checking	Pay	Post
Bill Pmt -Check	WIRE	08/21/2006	SQUIRE	80% fees & 100% expenses July 2006	(60,943.41)	B of A Checking	Pay	Post
Bill Pmt -Check	WIRE	08/28/2006	BRIDGE	80% fees & 100% expenses July 2006	(68,711.00)	B of A Checking	Pay	Post
Bill Pmt -Check	WIRE	08/29/2006	BAKERMCKEN	80% fees & 100% expenses July 2006	(2,346.82)	B of A Checking	Pay	Post
Bill Pmt -Check	1341	08/02/2006	BENTOVIM	Board Calls July 2006	(1,000.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1342	08/02/2006	CHAVOUSTIE	Board Calls July 2006	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1343	08/02/2006	EEW	CT well monitoring	(2,705.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1344	08/02/2006	GOLDMAN	Board Calls July 2006	(1,000.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1345	08/02/2006	HIRVELA	Board Calls July 2006	(1,000.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1346	08/02/2006	MALMBERG	Board Calls July 2006	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1347	08/02/2006	RENA	temporary services - payroll accountant	(27.20)	B of A Checking	Pay	Post
Bill Pmt -Check	1348	08/02/2006	SILVESTRI	Board Calls July 2006	(1,000.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1349	08/02/2006	WERNER	Board Calls July 2006	(1,000.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1350	08/16/2006	BENTOVIM	Board Calls August 2006	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1351	08/16/2006	GOLDMAN	Board Calls August 2006	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1352	08/16/2006	IRON	offsite records storage	(668.69)	B of A Checking	Pay	Post
Bill Pmt -Check	1353	08/16/2006	MALMBERG	Board Calls August 2006	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1354	08/16/2006	NEUSTAR		(79.19)	B of A Checking	Pay	Post
Bill Pmt -Check	1355	08/16/2006	PITMAN	expense reimbursement	(51.43)	B of A Checking	Pay	Post
Bill Pmt -Check	1356	08/16/2006	RENA	temporary services - payroll accountant	(95.20)	B of A Checking	Pay	Post
Bill Pmt -Check	1357	08/16/2006	SALTICH	expense reimbursement	(102.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1358	08/16/2006	SILVESTRI	Board Calls August 2006	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1359	08/16/2006	WERNER	Board Calls August 2006	(500.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1360	08/31/2006	ADP		(20.00)	B of A Checking	Pay	Post
Bill Pmt -Check	1361	08/31/2006	BANKOFNY	Transfer agent fees	(1,822.85)	B of A Checking	Pay	Post
Bill Pmt -Check	1362	08/31/2006	BOFA	bank charges	(520.37)	B of A Checking	Pay	Post
Bill Pmt -Check	1363	08/31/2006	HQGLOBAL	September Rent	(5,642.48)	B of A Checking	Pay	Post
Bill Pmt -Check	1364	08/31/2006	RENA	temporary services - payroll accountant	(136.00)	B of A Checking	Pay	Post
NONAUTO	BANK/ADP CHARGES	08/31/2006	BANK/ADP CHARGES		(419.86)	B of A Checking	Pay	Post
NONAUTO	PAYROLL	08/08/2006	PAYROLL	Auto deposit amounts	(11,050.02)	B of A Checking	Pay	Post
NONAUTO	PAYROLL	08/10/2006	PAYROLL	Taxes	(7,236.02)	B of A Checking	Pay	Post
NONAUTO	PAYROLL	08/22/2006	PAYROLL	Auto deposit amounts	(10,815.93)	B of A Checking	Pay	Post
NONAUTO	PAYROLL	08/24/2006	PAYROLL	Taxes	(7,034.96)	B of A Checking	Pay	Post
				Total Post Payments	(382,039.14)	B of A Checking
				Total Payments	(382,039.14)	B of A Checking

Deposit		08/04/2006		Vitelcom legal expense settlement	82,753.37	B of A Checking	Rcpt	Post
Deposit		08/17/2006		American Stock Exchange Refund	53.93	B of A Checking	Rcpt	Post
Deposit		08/28/2006		Philippine Utility Deposit Refund	33,690.65	B of A Checking	Rcpt	Post
Deposit		08/29/2006		T-Mobile refund for overpayment	3,211.58	B of A Checking	Rcpt	Post
				Total Receipts	119,709.53	B of A Checking

Transfer	Transfer	08/08/2006	Transfer to MM		(150,000.00)	B of A Checking	Tfr	Post
Transfer	Transfer	08/15/2006	Transfer from MM		100,000.00	B of A Checking	Tfr	Post
Transfer	Transfer	08/21/2006	Transfer from MM		150,000.00	B of A Checking	Tfr	Post
Transfer	Transfer	08/28/2006	Transfer from MM		50,000.00	B of A Checking	Tfr	Post
				Total Transfers	150,000.00	B of A Checking

				Net Activity	(112,329.61)

				Beginning Balance	136,008.13	B of A Checking
				Calculated Ending Balance	23,678.52	B of A Checking

				Balance per cash log	23,678.52	B of A Checking
				Difference	(0.00)	B of A Checking

				Ending Cash - Bank of America Checking	23,678.52
				Ending Cash - Bank of America Money Market	4,416,286.39
				Ending Cash - SVB	0.00
				Petty Cash	0.00
				Merrill Lynch	0.79
				Cash - SVB CD (Interest)	0.00
				Total Cash Per Balance Sheet	4,439,965.70

THREE-FIVE SYSTEMS, INC.
CHECK/RECEIPTS DETAIL
August 2006

Type	Num	Date	Name	Further Despription	Amount	Bank	Pay/Rcpt/Tfr	Pre/Post

Transfer	Transfer	08/08/2006	Transfer from Checking		150,000.00	B of A MM	Tfr	Post
Transfer	Transfer	08/15/2006	Transfer to Checking		(100,000.00)	B of A MM	Tfr	Post
Transfer	Transfer	08/21/2006	Transfer to Checking		(150,000.00)	B of A MM	Tfr	Post
Transfer	Transfer	08/28/2006	Transfer to Checking		(50,000.00)	B of A MM	Tfr	Post
				Total Transfers	(150,000.00)	B of A MM

Deposit		08/31/2006		008110000 (INTEREST INCOME)	7,746.01	B of A MM	Rcpt	Post
				Total Receipts	7,746.01	B of A MM

				Net Activity	(142,253.99)	B of A MM

				Beginning Balance	4,558,540.38	B of A MM
				Calculated Ending Balance	4,416,286.39	B of A MM

				Balance per cash log	4,416,286.39	B of A MM
				Difference	0.00	B of A MM

Three-Five Systems, Inc.
August 2006
Case Number: 2-05-BK-17104-RTB
Insurance coverages

Name & Address & Zip of	Description	Period Covered	Payment Amount
Other Parties			& Frequency
all subject to audit

St. Paul Travelers Casualty	Domestic Commercial Package Insurance	5/1/05-12/31/05	paid in full
385 Washington Street	Policy TE08900351/349
St. Paul, MN 55102

St. Paul Travelers Casualty	Crime Insurance	5/1/05-12/31/05	paid in full
385 Washington Street	Policy 406CH3941
St. Paul, MN 55102

St. Paul Travelers Casualty	Fiduciary Liability Insurance	5/1/05-5/1/06	paid in full
385 Washington Street	Policy 583CM0452
St. Paul, MN 55102

St. Paul Travelers Casualty	International Package Insurance	5/1/05-12/31/05	paid in full
385 Washington Street	Policy TE08900351/349
St. Paul, MN 55102

St. Paul Travelers Casualty	Ocean Marine Insurance	5/1/05-5/1/06	paid in full
385 Washington Street	Policy OC06100183
St. Paul, MN 55102

St. Paul Travelers Casualty	Worker's Compensation Insurance	6/12/05-6/12/06	paid in full
385 Washington Street	Policy WVA8900499
St. Paul, MN 55102

Executive Liability Underwriters	Directors' and Officers' Insurance	10/27/04-10/26/06	paid in full
One Constitution Plaza, 16th Floor	Policy ELU087305-04
Harford, CT 06103

Carolina Casualty Insurance	Employment Practices Insurance	5/1/05-5/1/06	paid in full
8381 Dix Ellis Trail	Policy 46523491
Jacksonville, FL 32256